

Quest

delivering computer vision

Investor Presentation
July 2019

Safe Harbor

This presentation is neither an offer to sell nor a solicitation of offers to purchase securities. This presentation is the confidential intellectual property of Quest Solution, Inc. and its subsidiaries (together, "Quest"). Any use or redistribution of this document or its contents without the express written consent of Quest is prohibited.

This presentation contains statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "may", "would", "will", "expect", "estimate", "can", "believe", "potential", "target", "outlook", "plan", "objectives" and similar expressions and variations are intended to identify forward-looking statements. Those statements appear in a number of places in the presentation and include statements regarding the intent, belief or current expectations of Quest, its directors or its officers with respect to, among other things: (i) trends affecting Quest's financial condition or results of operations; (ii) Quest's financing plans; and (iii) Quest's financial targets and plans; and (iv) Quest's business and growth strategies, among other things.

Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. You are cautioned not to place undue reliance on these forward-looking statements, which reflect Quest's management's view only as of the date of this presentation. Quest undertakes no obligation to publicly update or revise and forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

This presentation is © Quest Solution, Inc. 2019

www.QuestSolution.com/investors

The Challenge

connectivity | real time | analytics | response | predict/forecast

The digital supply chain: industry 4.0



75.4 billion[1]
connected IoT devices by 2025—increasing demand, trended demand



[e-commerce](), mobile networks & social media
empower customers to purchase at virtually any hour or location. Expecting delivery within hours


Digital supply networks
Synchronized planning
Connected customer
Smart factory
Intelligent supply
Digital development
Dynamic fulfillment
Digital core

Current solutions are not enough
Solutions and leaders, to be relevant, need to increase productivity, allow innovation and new ideas to emerge

Smart City: Safe City & Border control/Parking



Economic growth and rapid urbanization. Increasing demand of vehicles. **With increasing risks and threats**



Increasing crime, border control challenges, require fast response and adaptability by law enforcement agencies. Fast and accurate decision making is essential. Utilizing **all existing DB's**



A shift from existing conventional solutions towards automation, connected cross-agency approach, to improving processes without compromising safety and security. To reduce crime and manage city security.

1. Forbes: 2017 Roundup of Internet of Things Forecasts (Dec 10, 2017)

Computer Vision



Real-time, m2m, connected solution with less devices and more productivity
locate
detect
identify
respond
predict
Analytics/
Predictive
Analytics
SW/Algorithm
AI/ML
Big Data
computer
vision
Reports
IoT
Application
Dev.
Hardware
design/
Automation
Real time
data
&
Real time
alerts
Dash Boards
Cloud
Services

AI Solutions – safe city/parking


Ticketless Safe Parking

$3.39B Market[2]
Growth to $5.15B by 2023

Fast penetration due to accuracy and the quickest identification, allowed deployment in airports, in 17 major airports.
Airports/malls/hospitals/casinos/enterprises


Border control

$600M Market[4]
Growth to $2B by 2026

Increasing demand for integrated M2M real time proven solution.
Texas-Mexico, San Diego-Mexico, Israeli borders

$2.7B Market[3]
Growth to $2.8B by 2021

Providing Schools and Universities a new pro-active, real time security approach. Quick response and minimizing threats. Deployment in three Miami schools. $12K annual per school. 4K schools in FL alone


Safe School

$16.2B Market[5]
Growth to $29.6B by 2022

Smart connected cities require real time regulation enforcement, control, monitoring.
Deployed in FL, Israel, Emirates


Safe City

2. MarketsandMarkets: Parking Management Market by Solution (Parking Guidance, Reservation Management, Permit, Enforcement, PARC, Security & Surveillance, Analytics), Service, Deployment Type, Parking Site (Off-Street and On-Street), and Region - Global Forecast to 2023 (June 2018).
3. IHS Markit: School Security Systems Industry – US Market Overview (Feb 26, 2018).
4. Global Automated Border Control Market Size, Market Share, Application Analysis, Regional Outlook, Growth Trends, Key Players, Competitive Strategies and Forecasts, 2018 To 2026 (July 2018).
5. IHS Markit: The Safe City: Assessing Opportunities and Challenges in a Budding Security Concept (Dec 12, 2018).

AI Solutions – Digital Supply Chain



WMS

$2.06B Market[6]

Growth to $5.72B by 2025

Technological developments allowing rapid, real-time responses to changing demands. Optimization of resources

> Real time 24/7 m2m detection and identification of inventory
> Automated asset management allowing a push of a button intelligent location of assets
> Real time monitoring and reporting
> Analytics creating efficiencies, increase productivity, adoptable to sudden increased requirements or decreased requirements.
> Less devices, more productivity, cheaper
> Connected, Real-Time, reporting & analytics, adaptable, flexible, efficient, predictive
> Innovation, meeting today's challenges and tomorrow's needs

YMS

$3B Market[7]

Growth to $7.6B by 2025

Connected real time solution, allowing efficiency and increasing productivity



> Container identification (port/train) → efficient truck reservation Authentication of truck/container
> DC entrance gate arrival notice and m2m entrance authorization
> Yard intelligent locator for truck and container position
> Warehouse efficient entrance operation
> DC exit gate exit operation with required authentication and destination point alerts
> Connected, Real-Time, reporting & analytics, adaptable, flexible, efficient, predictive
> Innovative approach (Uber concept) allowed through the computer vision technology base on AI/ML
> Meeting today's challenges and tomorrow's needs

6. Grand View Research: WMS Market Size Worth $5.72 Billion by 2025 | CAGR: 16.3% (April 2018).
7. Global Dock and Yard Management Systems Market: Technological Advancements to Steer Uptake of Dock and Yard Management Systems - Transparency Market Research (December 22, 2017)

Customers

Government
- BROOKHAVEN NATIONAL LABORATORY
- U.S. Department of Transportation
- Port of Rotterdam

Airports
- JFK
- LGA
- Newark Liberty International Airport
- DFW Dallas/Fort Worth International Airport
- Dulles International
- Fort Lauderdale-Hollywood International Airport
- Tampa International Airport
- BWI
- Sacramento International Airport
- San Antonio

Parking
- Scheidt & Bachmann
- HUB
- WPS a dynniq company
- SKIDATA
- DESIGNA
- TIBA Parking Systems

Retail/T&L/Manufacturing
- SAFEWAY
- ACE Hardware
- Sherwin-Williams
- Foot Locker
- ICEE
- PENSKE
- GARDAWORLD
- ALDO Group
- Bridgestone Your Journey, Our Passion
- NISSAN
- FIAT
- OAKLEY
- JO-ANN fabric and craft stores

Healthcare
- Abbott A Promise for Life
- McKESSON Empowering Healthcare
- LabCorp
- LifeWatch
- Bayer
- CardinalHealth
- AmerisourceBergen
- UCSF Medical Center

Adding Intelligence To Our Future



Quest's Business

Leading provider of automatic, Artificial Intelligence (AI) enhanced identification and data capture solutions for: • Supply Chain Management • Parking Automation • Homeland Security • Law Enforcement
HQ: Salt Lake City, Utah
R&D: Israel
Employees: 65

Financial Results

Revenue (TTM)*: $60M & Growing
Positive Adjusted EBITDA & Growing
Total Shares Outstanding: 71.4M **Total Float:** ~33M **Average Daily Volume:** 36,150
Market Cap: $25.4M*
Incorporated: Delaware

*As of 7.8..2019

Transformation of Quest Solution

New Management • Focused Turnaround • Positioned for Growth



Entirely new Board of Directors
Announced turnaround plan
Strengthened balance sheet with debt to equity conversion
Entered Transportation Logistics market
2017
2018
New CEO, Shai Lustgarten
YE 2017: Increased stockholders' equity, cash flow and profitability
Acquired HTS Image Processing, Inc. (HTS)

2019 Milestones:

- New AI Product Launches in the fields of Safe City & Supply Chain Management
- New recurring revenue streams versus the one-time transactions conducted today
- In house manufacturing for our needs, versus outsourcing

Financial Highlights

First Quarter 2019 Revenue Growth of **23%** to **$18.6M; adjusted EBITDA of $1.1M**

Recent acquisition of HTS adds **~$10M** in annual revenue

Increasing margins as company focuses on proprietary software solution offerings & in house manufacturing

Firm Backlog growth from average $3M-$4M to $8M-$9M

Approximately $3M in annualized expenses have been removed to date

Quest Solution Inc. Income Statement Summary

Condensed Consolidated Statements of Operations & Comprehensive Loss (unaudited)	3 months ended March 31	
	2019	2018
Total Revenues	$18,620	$15,181
Total Cost of Goods Sold	14,023	12,014
Gross Profit	4,597	3,166
Total Operating Expenses	4,502	3,810
Income (loss) from operations	95	(644)
Total Other Expenses	(730)	(292)
Net Loss attributable to common stockholders	(682)	(997)
Adjusted EBITDA*	1,105	621

*See Adjusted EBITDA reconciliation on Slide 17

Implementing our Strategy



Big Data
AI-Based Image Processing
Software for Supply Chain Applications (Route Edge)
Mobile Cloud Analytics
Industrial Internet of Things (IIoT) and RFID Solutions
Infrastructure, Networking, Security & Management
Hardware Supplies & Accessories
Margins
Legacy Offerings
New Offerings
Future

Peer Transactions & Comparisons

Attractive valuation compared to peers as evidenced by recent transactions

Motorola Solutions Acquires VaaS International Holdings, Leader in Data and Image Analytics for Vehicle Location	$445 million in a combination of cash and equity
	4.5x projected 2019 revenue of $100 million

Intel Acquires Mobileye, global leader in the development of computer vision & machine learning, data analysis, localization & mapping for advanced driver assistance systems & autonomous driving	84% of Mobileye's outstanding shares for $15.3 billion
	43x revenue of $358 million

Cognex Corporation (NASDAQ: CGNX) provides machine vision products that capture and analyze visual information in order to automate tasks primarily in manufacturing processes worldwide. It provides machine vision products, which are used to automate the manufacture and tracking of items.	$8.3B Market Cap
	10.3x Price to Sales

Manhattan Associates, Inc. (NASDAQ: MANH) develops, sells, deploys, services, and maintains software solutions to manage supply chains, inventory, and omni-channel operations for retailers, wholesalers, manufacturers, logistics providers, and other organizations.	$4.3B Market Cap
	7.5x Price to Sales

Investment Highlights

1 LEADERS IN INNOVATION

Quest developed the NextGen computer vision solutions to meet Industry 4.0 and Smart City challenges. Our AI & ML allow our customers to detect, identify, adopt and respond in real time. As leaders in technological innovation, we replace existing technologies and solutions with ours.

2 ATTRACTIVE VALUATION

Existing attractive valuation compared to our peers.

- Transaction: VaaS Intl. acquired in Jan 2019 for 4.5 X projected 2019 revenue.
- Comparison: Cognex (CGNX) valued @ 10 X revenue.

3 FORTUNE 500 CUSTOMERS

Expansion opportunities integrating Quest's NextGen solutions to our existing customers. Introducing new products to new customers within our existing verticals. All NextGen solutions present significantly higher margins and revenue growth.

4 POSITIONED FOR GROWTH

With our breakthrough technology, existing Fortune 500 companies as customers, solutions that meet today's challenges and tomorrow's needs, together with our intended uplisting to NASDAQ, Quest is poised for huge growth. The Quest name is becoming associated with a very respectful list of organizations that have changed reality in their field of operation





Thank you

QUEST SOLUTION

Artificial Intelligence-Based Solutions



Appendix

Adjusted EBITDA Reconciliation

Reconciliation of GAAP Measures to Non-GAAP Measures (unaudited)	3 months ended March 31	
	2019	2018
Net Loss	$(635)	$(949)
Income Taxes	-	13
Depreciation & Amortization	543	437
Interest Expense	684	295
Stock compensation	323	681
Non-recurring financing-related costs	190	143
Adjusted EBITDA	1,105	621

Recent Operational Highlights

- Acquired HTS Image Processing, Inc., transforming Quest's capabilities to now include AI-based vision technology
- Entered airport parking vertical using AI-based technology with expected installations at JFK, La Guardia and Newark Airports, among others
- Received order for AI-Based "Visual Cortex" software for safe city, transportation management and data collection for use in Brazil
- Signed an approximately $3 million follow-on agreement for manufacture and supply of mobile computers
- Awarded ten-year contract from Better Made Snack Foods, Inc. for comprehensive supply chain solution
- Added color and make recognition capabilities to the Visual Cortex™ Algorithm for Vehicle Recognition
- Awarded contract to install AI-Based "Visual Cortex" safe school security offering at south Florida School
- Awarded $4 million contract for data collection project from leading food distributor servicing the U.S. and Canada; also awarded subsequent $1.8 million in follow-on purchase orders
- Won $7 million project from leading U.S. supply chain & logistics firm for mounted rugged computers
- Awarded a U.S. patent for cloud-based automatic license plate recognition (ALPR) management
- Announced the U.S. launch of AI-Based smart ticketless parking solution
- Completed $5 Million private placement of equity
- Announced integration of AI-based vehicle recognition system with law enforcement database for community safety and crime prevention
- Received $1.8 million purchase order for mobile computers from multinational third party logistics firm